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Scudder Massachusetts Tax-Free Fund

Classes A, B and C

Annual Report

March 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder Massachusetts Tax-Free Fund	Nasdaq Symbol	CUSIP Number
Class A	SQMAX	811184-803
Class B	SQMBX	811184-886
Class C	SQMCX	811184-878

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary March 31, 2002

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Massachusetts Tax-Free Fund	1-Year	3-Year	5-Year	10-Year
Class A(a)	3.07%	4.22%	5.41%	6.42%
Class B(a)	2.28%	3.40%	4.58%	5.58%
Class C(a)	2.36%	3.44%	4.62%	5.61%
Lehman Brothers Municipal Bond Index++	3.81%	4.79%	6.23%	6.70%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 3/31/02	$ 14.10	$ 14.10	$ 14.11
Commencement of sales (6/18/2001)	$ 14.29	$ 14.29	$ 14.29
Distribution Information: For the period June 18, 2001 (commencement of sales) to March 31, 2002: Income Dividends	$ .5269	$ .4448	$ .4422
March Income Dividend	$ .0522	$ .0447	$ .0440
SEC 30-day Yield+	3.66%	3.37%	3.40%
Current Annualized Distribution Rate+	4.83%	4.14%	4.06%
Tax Equivalent Yield+	8.33%	7.14%	7.01%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on March 31, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended March 31 2002, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 42.04% (combined Massachusetts state and federal income tax rates). Yields and distribution rates are historical and will fluctuate.

Class S Lipper Rankings - Massachusetts Municipal Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	10	of	57	18
3-Year	3	of	51	6
5-Year	6	of	48	11
10-Year	1	of	19	5

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S; rankings for share classes may vary.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
-- Scudder Massachusetts Tax-Free Fund - Class A -- Lehman Brothers Municipal Bond Index++

Yearly periods ended March 31

Comparative Results (Adjusted for Sales Charge)
Scudder Massachusetts Tax-Free Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$9,843	$10,810	$12,430	$17,793
	Average annual total return	-1.57%	2.63%	4.45%	5.93%
Class B(c)	Growth of $10,000	$9,933	$10,854	$12,409	$17,204
	Average annual total return	-.67%	2.77%	4.41%	5.58%
Class C(c)	Growth of $10,000	$10,236	$11,069	$12,532	$17,257
	Average annual total return	2.36%	3.44%	4.62%	5.61%
Lehman Brothers Municipal Bond Index++	Growth of $10,000	$10,381	$11,506	$13,529	$19,123
	Average annual total return	3.81%	4.79%	6.23%	6.70%

The growth of $10,000 is cumulative.

a On June 18, 2001 the fund began offering additional classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Massachusetts Tax-Free Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
c On June 18, 2001 the fund began offering additional shares, namely Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Massachusetts Tax-Free Fund during such periods and have been adjusted to reflect the higher gross annual operating expenses and the current applicable sales charge of each specific class. Returns for Class A reflect the current maximum initial sales charge of 4.50%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
++ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay in fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic stability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

After six quarters of gross domestic product (GDP) growth averaging below 1 percent and negative returns in the stock market, momentum is building for an economic and market recovery.

Economists have been looking to consumer spending and business spending as signs that the economy is recovering. Consumer spending, which never decreased significantly, remains strong - thanks, in part, to fiscal policy (such as tax cuts) and monetary policy (such as low interest rates). And business spending, which had been low, is beginning to turn around as demand for goods stabilizes and corporate profits improve.

Despite these positives, there are some problems that could hinder a robust recovery. Consumers may be spending too much money, and may cut back consumption, which will tend to limit economic growth. And business spending (on capital, such as equipment) probably won't increase to the levels it reached in the 1990s, because such goods are still expensive. As a result, a sustained return to the rate of economic growth of the late 1990s - 4 percent to 4.5 percent - seems unlikely.

Still, we expect the United States to return to growth of 3 percent to 3.5 percent - and given that the recovery is on a solid footing, the Federal Reserve Board is unlikely to maintain low interest rates. Although the policymakers are unlikely to move immediately or aggressively, we anticipate that they will slowly begin raising rates by their June meeting. And they'll likely continue adjusting rates over the subsequent six to 12 months. The Federal Funds Rate, currently 1.75 percent, may reach 3 percent or so by late 2002 and then 4.5 percent to 5 percent by mid-2003.

Because interest rates and bond prices are inversely correlated (i.e., they tend to move in opposite directions), many investors expect bond prices to decrease as the Fed raises interest rates. But bond prices have actually already decreased in anticipation of rising interest rates - and are now "discounted" at least as much as we expect them to be throughout 2002. Coupon rates on bonds, however, tend to move in the same direction as interest rates. As a result, we expect short- and intermediate-term rates on bonds to increase over the next year or so. However, rates on longer-term bonds probably won't rise much further. This would result in positive total return.

Economic Guideposts Data as of 3/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Investment Management Americas Inc.

We can expect improvement in the stock market as well. Corporate profits should grow faster than the economy over the next year or two (as they usually do in the early stages of a recovery). This creates a much better backdrop for stock prices, and, as a result, the stock market in general. We should see stock returns in the mid-to-high single digits this year.

Internationally, the outlook is about the same. Economic activity decelerated in virtually all major economies, almost in unison with the United States, in the second half of 2000 and in 2001. But as signs of recovery began to emerge domestically, they did so internationally as well.

Everyone interested in the investment implications of a recession and recovery asks, "Where is the low point?" But investors shouldn't try to look for the bottom, because no one can ever accurately predict that. The key is to pick the trends that will tell you which direction the economy and markets are going in. And now the direction is up. A diversified portfolio is now, as always, a good idea.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of March 31, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Massachusetts Tax-Free Fund: A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Massachusetts Tax-Free Fund. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Lead Portfolio Manager Philip G. Condon joined the Advisor in 1983 and has had overall responsibility for the fund's day-to-day management and investment strategies since 1989. Mr. Condon has over 22 years of experience in municipal investing and portfolio management.

Portfolio Manager Rebecca L. Wilson joined the Advisor in 1986 and the fund team in 1999. Ms. Wilson has over 15 years of experience in municipal investing.

In the following interview, Philip G. Condon, lead portfolio manager of Scudder Massachusetts Tax-Free Fund, discusses the fund's performance and the recent market environment for municipal bonds for the fiscal year ended March 31, 2002.

Q: How did the municipal bond market perform during the fiscal year ended March 31, 2002?

A: Overall, municipal bonds outperformed high-yield bonds and stocks during the period. However, municipal issues underperformed taxable bonds, particularly corporate bonds, on a pretax basis. Performance was strong in the first half of the fiscal year. In the fourth quarter of 2001, returns fell as the market reacted to the possibility of a recovery in the economy. However, municipal bonds stabilized in the first quarter of 2002, and municipal issues remain attractive compared to Treasuries.

Municipal bonds posted solid returns (One-year period ended 3/31/02)
Index	Return
Lehman Brothers Aggregate Bond Index	5.35%
Lehman Brothers Municipal Bond Index	3.81%
JPMorgan Global High Yield Bond Index	3.22%
Nasdaq Composite Index	0.28%
S&P 500 Index	0.21%

Lehman Brothers Aggregate Bond Index is an unmanaged, market-value-weighted measure of U.S. Treasury and agency securities, corporate bond issues and mortgage-backed securities.

JPMorgan Global High Yield Bond Index is an unmanaged pool of bonds with ratings of Baa3 or below by Moody's Investors Service, Inc. and/or ratings of BBB- or below by Standard & Poor's Corporation. Issues must be greater than or equal to $75 million in size and greater than one year in maturity.

Nasdaq Composite Index is an unmanaged group of stocks that trade over-the-counter and vary in market capitalization.

S&P 500 index is an unmanaged index, widely regarded as representative of the equity market in general.

Unlike fund returns, index returns do not reflect fees or expenses. You cannot invest directly in an index.

Municipal Bond Yield Curve

Maturity (in years)

Source: Municipal Market Data

Q: How were municipal bonds affected by the U.S. economy during the period?

A: Municipal bond yields fluctuated a good deal during the period. The yield curve between two years and 10 years steepened dramatically in both municipal bonds and U.S. Treasury bonds. (The yield curve represents yields for bonds with different maturities.) The Federal Reserve Board repeatedly cut interest rates throughout the fiscal year ended March 31, 2002, for a total reduction in the Federal Funds Rate of 4.25 percentage points, ending at 1.75 percent. However, as the economy appeared to be bouncing back in 2002's first quarter, rates of shorter-maturity municipal bonds rose. The overall yield curve began to flatten in March.

Q: How did Scudder Massachusetts Tax-Free Fund perform during the year ended March 31, 2002.

A: As the municipal bond market delivered solid positive results throughout the year, so too did Scudder Massachusetts Tax-Free Fund. Our focus was on premium high-coupon bonds with intermediate maturities. (When a bond is trading at a premium, its dollar value is higher than its face value.) The fund garnered a 3.07 percent return (Class A shares imputed and unadjusted for sales charge) for the one-year period ended March 31, 2002, widely outperforming its typical peer in the Massachusetts Municipal Debt Funds category, which returned 2.84 percent in the same period, according to Lipper, Inc. The category includes funds that limit their assets to securities that are exempt from taxation in Massachusetts. Massachusetts issues have been relatively stable, and demand was strong, particularly for non-general-obligation Massachusetts bonds. Furthermore, since the demand for Massachusetts bonds outpaced supply, performance held up well.

Q: How was the fund positioned during the year ended March 31, 2002?

A: Our focus on bonds with intermediate-term maturities in the eight- to 15-year range and call protection features helped the fund outperform early in the fiscal year. Those intermediate-term securities held up well as the yield curve steepened, particularly in the third quarter. Call protection helped as short-term interest rates were falling. (A bond's call date is the first date the bond issuer can pay off the bondholder prior to the maturity date of the bond.) In fact, over the course of the period, the Federal Reserve Board markedly slashed short-term interest rates, moving the Federal Funds Rate from 5.00 percent as of March 31, 2001, to 1.75 percent by December 11, 2001. It remained at that level through March 31, 2002. Typically, call-protected bonds perform better in such an environment, since they are less likely to be bought back early by their issuers when rates are declining. These bonds were able to keep paying the higher yields we had previously locked in, while prices of the bonds rose.

However, in late 2001 and again in March 2002, this investment landscape began to shift, as there were indications that the Federal Reserve Board would raise short-term interest rates soon. Late in the first quarter of 2002, municipal bond yields rose more modestly, with short-term rates increasing the most. Short-term rates rose in expectations of an improving economy and possible future Federal Reserve Board rate increases. Since long-term rates didn't move much, the overall yield curve flattened.

Q: Over the upcoming months, how do you expect the municipal bond market to behave, and how do you expect to position the fund?

A: We are positioning the fund for a fairly stable municipal bond yield curve. However, it is possible that the curve may flatten even more in the months ahead. The market is generally indicating an improving economy and potential increases to company growth rates, but it does not appear likely that short-term interest rates will rise soon. At this time, we expect to remain focused on premium high-coupon bonds with intermediate maturities.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2002

Diversification	3/31/02	3/31/01

State General Obligations/Lease	19%	18%
Water and Sewer Revenue	16%	17%
Other General Obligation/Lease	12%	7%
Hospital/Health Revenue	11%	12%
Higher Education	10%	10%
Sales/Special Tax	7%	7%
Port/Airport Revenue	4%	4%
Resource Recovery	4%	-
Electric Revenue	2%	4%
Miscellaneous Municipal	15%	21%
	100%	100%

Quality	3/31/02	3/31/01

AAA*	51%	44%
AA	30%	33%
A	5%	7%
BBB	7%	9%
BB	1%	1%
CCC	1%	1%
Not Rated	5%	5%
	100%	100%

Weighted average quality: AA and AA, respectively.

*Includes cash equivalents

Effective Maturity	3/31/02	3/31/01

Less than 1 year	2%	2%
1-5 years	12%	25%
5-10 years	52%	45%
10-15 years	24%	20%
15 years or greater	10%	8%
	100%	100%

Weighted average effective maturity: 9.7 and 8.5 years, respectively.

Diversification is subject to change.

For more complete details about the fund's investment portfolio, see page <Click Here>. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of March 31, 2002

	Principal Amount ($)	Value ($)
Long-Term Municipal Investments 98.7%
Massachusetts 97.7%
Bellingham, MA, Other GO, 5.375%, 3/1/2015 (b)	1,765,000	1,859,322
Boston, MA, Industrial Development Finance Authority, Springhouse Project, Prerefunded, 9.25%, 7/1/2025	2,000,000	2,375,120
Boston, MA, Senior Care Revenue, Industrial Development Finance Authority, First Mortgage, Springhouse, Inc.:
4.875%, 7/1/2002	255,000	255,105
5.5%, 7/1/2008	1,020,000	1,002,456
Chicopee, MA, Electrical Systems, ETM, 7.125%, 1/1/2017	1,210,000	1,434,116
Groton-Dunstable, MA, School District GO, Regional School District:
5.0%, 10/15/2014 (b)	1,920,000	1,971,686
5.0%, 10/15/2015 (b)	1,920,000	1,956,250
Holliston, MA, Other GO, 5.5%, 12/1/2015 (b)	1,660,000	1,753,491
Hopkinton, MA, Other GO, 5.5%, 9/1/2014	1,735,000	1,843,143
Ipswich, MA, Other GO, 5.25%, 11/15/2017 (b)	2,325,000	2,375,104
Massachusetts, Health & Educational Facilities Authority, Cooley Dickson Hospital Inc., Series A, Prerefunded, 7.125%, 11/15/2018	1,835,000	1,956,495
Massachusetts, Health & Educational Facilities Authority, Melrose-Wakefield Healthcare, Series C, Prerefunded, 6.0%, 7/1/2012	1,000,000	1,104,170
Massachusetts, Water Pollution Abatement Program:
Series A, ETM, 5.25%, 8/1/2013	3,110,000	3,288,296
Series 2, Prerefunded, 5.7%, 2/1/2015	1,115,000	1,203,643
Massachusetts, Series C, ETM, Zero Coupon, 12/1/2004	7,505,000	6,917,283
Massachusetts, Airport Revenue, Port Authority, Series A, 5.75%, 7/1/2011	2,000,000	2,124,380
Massachusetts, Airport Revenue, Special Facilities, USAir Project, AMT, Series A, 5.5%, 9/1/2006 (b)	640,000	672,416
Massachusetts, Airport Revenue, USAir Private Jet, AMT, Series A, 5.75%, 9/1/2016 (b)	1,000,000	1,026,650
Massachusetts, Electric Revenue, Electric Company Power Supply, Inverse Floater, Series 537, 8.84%, 7/1/2016** (b)	10,792,500	11,229,488
Massachusetts, Higher Education Revenue, Development Finance Agency, 5.75%, 7/1/2012	500,000	551,050
Massachusetts, Higher Education Revenue, Development Finance Agency, Smith College, Prerefunded, 5.75%, 7/1/2015	1,265,000	1,394,157
Massachusetts, Higher Education Revenue, Development Finance Agency, WGBH Educational Foundation:
Series A, 5.375%, 1/1/2015 (b)	1,200,000	1,252,032
Series A, 5.375%, 1/1/2016 (b)	1,200,000	1,242,240
Series A, 5.375%, 1/1/2017 (b)	1,200,000	1,233,624
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, Harvard University, Series Z, 5.75%, 1/15/2013	6,000,000	6,578,880
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, Massachusetts Institute of Technology, Series K, 5.375%, 7/1/2017	5,400,000	5,681,880
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, Suffolk University, Series C, 5.65%, 7/1/2011 (b)	1,045,000	1,104,764
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, UMass Worcester Campus, Series B, 5.25%, 10/1/2013 (b)	500,000	520,695
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Babson College, Series A, 5.375%, 10/1/2017	1,700,000	1,704,148
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Belmont Hill School:
5.15%, 9/1/2013	1,000,000	1,003,690
5.625%, 9/1/2020	1,265,000	1,270,832
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Concord Academy, 5.45%, 9/1/2017	1,205,000	1,188,275
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Dana Hall School Issue, 5.7%, 7/1/2013	1,000,000	1,009,420
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Deerfield Academy, 5.125%, 10/1/2017	1,520,000	1,533,285
Massachusetts, Higher Education Revenue, Industrial Finance Agency, The Tabor Academy, 5.4%, 12/1/2018	1,000,000	958,040
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Worcester Polytechnic, Series II, 5.125%, 9/1/2016 (b)	2,600,000	2,619,214
Massachusetts, Higher Education Revenue, Building Authority, University of Massachusetts:
6.625%, 5/1/2009	2,415,000	2,747,063
6.625%, 5/1/2010	2,575,000	2,952,881
6.75%, 5/1/2011	2,745,000	3,191,529
6.875%, 5/1/2014	1,300,000	1,547,195
Series 2, 5.5%, 11/1/2011 (b)	1,175,000	1,260,070
Series 2, 5.5%, 11/1/2012 (b)	2,465,000	2,623,573
Series 2, 5.5%, 11/1/2013 (b)	1,515,000	1,602,537
Series 2, 5.5%, 11/1/2015 (b)	1,185,000	1,238,112
Series 2, 5.5%, 11/1/2016 (b)	1,250,000	1,302,463
Massachusetts, Higher Education Revenue, Western New England College, 5.75%, 7/1/2012 (b)	1,110,000	1,211,643
Massachusetts, Hospital & Healthcare Revenue, Development Agency, Biomedical Research:
6.25%, 8/1/2013	2,180,000	2,329,788
6.375%, 8/1/2014	1,000,000	1,068,680
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Series D, 6.5%, 7/1/2010 (b)	860,000	886,823
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Berkshire Health System:
Series C, 5.9%, 10/1/2011	800,000	802,536
Series E, 6.25%, 10/1/2031	2,000,000	1,978,720
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Caritas Christi, Series A, 5.625%, 7/1/2020	4,000,000	3,684,680
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, 9.0%, 12/15/2015	4,000,000	3,974,200
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Inverse Floater, 9.62%, 8/15/2010** (b)	3,400,000	3,621,000
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Massachusetts General Hospital, Series F, 6.25%, 7/1/2012 (b)	5,000,000	5,602,150
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Medical, Academic & Scientific, Series B, 6.5%, 1/1/2009	5,000,000	5,196,750
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Milford-Whitinsville Regional, Series C, 5.75%, 7/15/2013	1,750,000	1,681,855
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Newton-Wellesley Hospital, Series G, 6.0%, 7/1/2012 (b)	1,000,000	1,069,960
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, North Adams Hospital, Series C, 6.625%, 7/1/2018	1,560,000	1,528,675
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Partners Healthcare System, Series A, 5.25%, 7/1/2013 (b)	2,000,000	2,041,560
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, UMass Memorial, Series C, 6.625%, 7/1/2032	3,000,000	2,978,280
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Winchester Hospital, Series B, 6.75%, 7/1/2030	2,000,000	2,045,260
Massachusetts, Hospital & Healthcare Revenue, Industrial Finance Agency, East Boston Neighborhood Project:
7.25%, 7/1/2006	585,000	578,401
7.625%, 7/1/2026	2,750,000	2,662,908
Massachusetts, Hospital & Healthcare Revenue, Industrial Finance Agency, Series A-1, Zero Coupon, 8/1/2002	3,650,000	3,622,662
Massachusetts, Hospital & Healthcare Revenue, Partners Healthcare System, Series C, 5.75%, 7/1/2032	8,000,000	7,959,360
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	4,000,000	3,818,160
Massachusetts, Other GO, 5.5%, 9/1/2012	1,735,000	1,869,810
Massachusetts, Pollution Control Revenue, Industrial Finance Agency, Eastern Edison Company Project, Series A, 5.75%, 2/1/2014	2,000,000	2,005,280
Massachusetts, Pollution Control Revenue, Water Pollution Abatement Program, Series A, ETM, 5.375%, 8/1/2015	5,000,000	5,293,200
Massachusetts, Pollution Control Revenue, Water Pollution Abatement Program, Pooled Loan Program, Series 4, 5.125%, 8/1/2013	2,000,000	2,054,000
Massachusetts, Port Authority Revenue, Rites-PA 592A, Inverse Floater, AMT, 9.313%, 7/1/2011** (b)	4,195,000	4,495,362
Massachusetts, Port Authority Revenue, Rites-PA 592B, Inverse Floater, AMT, 9.313%, 7/1/2012** (b)	805,000	853,847
Massachusetts, Port Authority Revenue, Rites-PA 598A, Inverse Floater, AMT, 10.05%, 7/1/2013**	930,000	1,026,255
Massachusetts, Port Authority Revenue, Rites-PA 598B, Inverse Floater, AMT, 10.05%, 7/1/2014**	995,000	1,093,585
Massachusetts, Port Authority Revenue, Rites-PA 598C, Inverse Floater, AMT, 10.05%, 7/1/2015**	1,065,000	1,167,485
Massachusetts, Port Authority Revenue, Rites-PA 598D, Inverse Floater, AMT, 10.3%, 7/1/2016**	925,000	1,026,140
Massachusetts, Port Authority Revenue, Rites-PA 598E, Inverse Floater, AMT, 10.3%, 7/1/2017**	775,000	854,228
Massachusetts, Port Authority Revenue, Rites-PA 598F, Inverse Floater, AMT, 8.8%, 7/1/2018**	1,310,000	1,242,496
Massachusetts, Port Authority Revenue, Tax Exempt Receipts, ETM, 13%, 7/1/2013	1,000,000	1,365,900
Massachusetts, Project Revenue, Rail Connections, Inc., Route 128 Parking Garage Project, Series A, ETM, 5.3%, 7/1/2009	705,000	750,092
Massachusetts, Public Housing Revenue, Health & Educational Facilities Authority, Cape Cod Healthcare, Series B, 5.45%, 11/15/2023	650,000	598,839
Massachusetts, Resource Recovery Revenue, Development Finance Agency, Resource Recovery, Series A, 5.625%, 1/1/2015 (b)	4,000,000	4,231,360
Massachusetts, Resource Recovery Revenue, Development Finance Agency, Resource Recovery, Inverse Floater, Series 563, 9.27%, 1/1/2016** (b)	2,500,000	2,789,550
Massachusetts, Resource Recovery Revenue, Industrial Finance Agency, Refusetech, Inc. Project, Series A, 6.15%, 7/1/2002	750,000	756,315
Massachusetts, Resource Recovery Revenue, Industrial Finance Agency, North Andover Solid Waste, Series A, 6.3%, 7/1/2005	9,250,000	9,692,150
Massachusetts, Resource Recovery Revenue, Industrial Finance Agency, Solid Waste Disposal, Peabody Monofil Association, 9.0%, 9/1/2005 (c)	1,840,000	1,883,369
Massachusetts, Sales & Special Tax Revenue, Federal Highway Grant, Series A, 5.5%, 12/15/2013	5,000,000	5,368,450
Massachusetts, Sales & Special Tax Revenue, Federal Highway, Series A, Zero Coupon, 12/15/2014	9,000,000	4,703,310
Massachusetts, Sales & Special Tax Revenue, Grant Anticipation Notes:
Series A, 5.25%, 12/15/2012	7,050,000	7,418,433
5.5%, 6/15/2014	7,000,000	7,339,010
Massachusetts, Senior Care Revenue, Industrial Finance Agency, Assisted Living Facilities TNG Marina Bay LLC Project, AMT, 7.5%, 12/1/2027	1,000,000	1,029,010
Massachusetts, Senior Care Revenue, Industrial Finance Agency, Edgewood Retirement Community, Series A, Prerefunded, 9.0%, 11/15/2025	1,650,000	1,978,317
Massachusetts, Senior Care Revenue, Industrial Finance Agency, First Mortgage, Evanswood Bethzatha, Series A, 7.875%, 1/15/2020***	1,000,000	548,150
Massachusetts, Single Family Housing Revenue, Housing Finance Agency, Housing Project, Series B, 6.05%, 12/1/2009 (b)	3,000,000	3,139,170
Massachusetts, Special Assessment Revenue, Bay Transportation Authority, Series A, 5.75%, 7/1/2015	6,405,000	6,826,577
Massachusetts, Special Assessment Revenue, Transportation Authority, Special Assessment, Series A, 5.75%, 7/1/2011	4,250,000	4,620,388
Massachusetts, State Agency (GO) Lease, Hynes Convention Center, Zero Coupon, 9/1/2004	2,000,000	1,849,740
Massachusetts, State Agency (GO) Lease, Transportation Authority, 7.75%, 1/15/2006	1,000,000	1,101,440
Massachusetts, State GO:
Series C, 6.0%, 8/1/2009 (b)	2,000,000	2,216,620
Series B, ETM, 6.5%, 8/1/2008	5,400,000	6,071,058
Massachusetts, State GO, Consolidated Loan:
Series B, 5.0%, 4/1/2016 (b)	4,000,000	4,001,280
Series D, 5.5%, 11/1/2014 (b)	4,990,000	5,358,561
Series D, 5.5%, 11/1/2019 (b)	2,500,000	2,643,500
Series C, Prerefunded, 5.75%, 10/1/2013	5,000,000	5,498,950
Series A, 7.5%, 6/1/2004	12,400,000	13,127,376
Massachusetts, State GO, Inverse Floater:
Series B, 9.09%, 12/1/2016**	5,000,000	5,311,250
10.31%, 6/28/2008**	5,000,000	6,044,650
Massachusetts, State GO, Rites-PA 647, Inverse Floater, 10.397%, 11/1/2010**	2,000,000	2,458,140
Massachusetts, State GO, Rites-PA 721B, Inverse Floater, 9.885%, 6/1/2011**	10,620,000	12,668,810
Massachusetts, State GO, Transportation Authority:
Series C, 6.1%, 3/1/2013	1,500,000	1,682,550
Series B, 6.2%, 3/1/2016	3,100,000	3,508,208
Massachusetts, State GO, Series C, Zero Coupon, 12/1/2004	910,000	835,207
Massachusetts, Transportation/Tolls Revenue, Port Authority, Inverse Floater:
Series II, AMT, 9.29%, 1/1/2014** (b)	2,000,000	2,104,440
Series II, 9.29%, 1/1/2015** (b)	1,500,000	1,566,780
Series II, AMT, 9.29%, 1/1/2016** (b)	1,500,000	1,550,715
Massachusetts, Transportation/Tolls Revenue, Rail Connections, Inc., Route 128 Parking Garage Project:
Series A, Prerefunded, 5.4%, 7/1/2010	1,000,000	1,084,870
Series A, Prerefunded, 6.0%, 7/1/2012	250,000	280,495
Series A, Prerefunded, 6.0%, 7/1/2014	250,000	280,495
Massachusetts, Transportation/Tolls Revenue, Rail Connections, Inc., Route 128 Parking Garage Project:
Series B, Prerefunded, Zero Coupon, 7/1/2015	750,000	377,910
Series B, Prerefunded, Zero Coupon, 7/1/2016	1,025,000	483,257
Series B, Prerefunded, Zero Coupon, 7/1/2017	1,000,000	440,840
Massachusetts, Transportation/Tolls Revenue, Rites-PA 721A, Inverse Floater, 9.882%, 6/1/2009**	5,000,000	5,902,500
Massachusetts, Transportation/Tolls Revenue, Rites-PA 798, Inverse Floater, 9.882%, 12/15/2013**	5,000,000	5,798,550
Massachusetts, Transportation/Tolls Revenue, Transportation Authority, Series A, 5.25%, 3/1/2018 (b)	6,870,000	6,925,716
Massachusetts, Transportation/Tolls Revenue, Turnpike Authority, Series C, Zero Coupon, 1/1/2021 (b)	5,000,000	1,758,200
Massachusetts, Transportation/Tolls Revenue, Water Resource Authority, Series D, 5.5%, 8/1/2011 (b)	6,675,000	7,181,699
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program:
Series A, 5.25%, 8/1/2013	390,000	404,418
Series 5, 5.375%, 8/1/2027	4,775,000	4,787,702
Series 2, 5.7%, 2/1/2015	35,000	36,834
Series A, 6.0%, 8/1/2019	4,000,000	4,457,480
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program, Inverse Floater, Series 182, 10.32%, 8/1/2011**	5,500,000	6,543,020
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program, New Bedford Program, Series A, 5.25%, 2/1/2013	1,000,000	1,048,400
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program, Pool Program:
Series 7, 5.25%, 2/1/2014	5,000,000	5,177,000
Series 6, 5.625%, 8/1/2015	4,710,000	4,993,966
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program, Pooled Loan Program, Series 5, 5.5%, 8/1/2012	2,325,000	2,470,940
Massachusetts, Water & Sewer Revenue, Water Resource Authority:
Series C, 5.25%, 12/1/2015	4,030,000	4,191,522
Series C, 5.25%, 12/1/2015 (b)	6,050,000	6,304,826
Series A, 5.5%, 8/1/2013	1,445,000	1,548,924
Series A, 6.0%, 8/1/2012 (b)	2,485,000	2,739,688
6.0%, 8/1/2013 (b)	1,000,000	1,100,300
6.0%, 8/1/2014 (b)	1,400,000	1,535,324
Series A, 6.5%, 7/15/2009	15,000,000	17,011,800
Series A, 6.5%, 7/15/2019	3,000,000	3,488,070
Medford, MA, Core City GO:
5.0%, 2/15/2014 (b)	2,095,000	2,152,571
5.0%, 2/15/2015 (b)	2,085,000	2,125,157
Middleborough, MA, Other GO:
5.25%, 1/15/2017 (b)	1,525,000	1,558,276
5.25%, 1/15/2018 (b)	1,515,000	1,538,664
5.25%, 1/15/2019 (b)	1,470,000	1,485,023
Nantucket, MA, Other GO:
5.0%, 7/15/2017 (b)	1,000,000	1,000,830
6.8%, 12/1/2011	65,000	66,566
Narragansett, MA, School District GO, Regional School District, 6.5%, 6/1/2012 (b)	1,145,000	1,309,330
Northampton, MA, Other (GO) Lease, 5.5%, 6/15/2013 (b)	1,080,000	1,155,902
Northbridge, MA, Core City GO, 5.25%, 2/15/2014 (b)	1,490,000	1,560,417
Plymouth, MA, County GO:
5.75%, 10/15/2015 (b)	1,900,000	2,072,140
5.75%, 10/15/2016 (b)	1,725,000	1,872,350
Route 3 North, Transportation/Tolls Revenue, Transportation Improvement Association:
5.75%, 6/15/2012 (b)	1,105,000	1,190,638
5.75%, 6/15/2013 (b)	2,500,000	2,681,375
5.75%, 6/15/2016 (b)	4,910,000	5,218,004
Springfield, MA, Core City GO, Municipal Purpose Loan:
5.5%, 8/1/2015 (b)	1,505,000	1,601,892
5.5%, 8/1/2016 (b)	1,685,000	1,784,314
Springfield, MA, Other GO, Municipal Purpose Loan:
6.0%, 10/1/2014 (b)	1,955,000	2,126,082
6.25%, 8/1/2006 (b)	1,000,000	1,100,850
Springfield, MA, Water & Sewer Revenue, Series A, 5.375%, 11/1/2016 (b)	1,250,000	1,296,938
Tantasqua, MA, School District GO, Regional School District:
5.625%, 8/15/2012 (b)	2,580,000	2,799,352
5.625%, 8/15/2013 (b)	2,575,000	2,782,674
5.625%, 8/15/2014 (b)	2,575,000	2,769,619
Westfield, MA, Core City GO, 6.5%, 5/1/2013 (b)	1,170,000	1,336,620
Westford, MA, Other (GO) Lease, 5.125%, 4/1/2017 (b)	1,150,000	1,162,650
Westford, MA, School District GO, 5.75%, 4/1/2012 (b)	1,140,000	1,243,318
Worcester, MA, Core City GO, Series A, 5.5%, 8/15/2016 (b)	1,285,000	1,342,838
Worcester, MA, Other GO, 5.625%, 8/15/2015 (b)	705,000	748,689
Worcester, MA, State GO:
5.625%, 8/15/2012 (b)	2,560,000	2,760,909
5.625%, 8/15/2013 (b)	2,625,000	2,813,948
		476,636,349
Puerto Rico 1.0%
Puerto Rico, Sales & Special Tax Revenue, Highway and Transportation Authority, Series Y, 6.25%, 7/1/2014	2,000,000	2,267,200
Puerto Rico, State GO, Highway and Transportation Authority, Series Y, 5.5%, 7/1/2015 (b)	2,500,000	2,709,650
		4,976,850
Total Long-Term Municipal Investments (Cost $462,655,149)		481,613,199

Short-Term Municipal Investments 1.3%
Massachusetts
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority:
Series B, 1.5%, 7/1/2010* (b)	1,200,000	1,200,000
Series C, 1.5%, 7/1/2010* (b)	5,100,000	5,100,000
Total Short-Term Municipal Investments (Cost $6,300,000)		6,300,000
Total Investment Portfolio - 100.0% (Cost $468,955,149) (a)		487,913,199

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and normally incorporate an irrevocable letter of credit or line of credit from a major bank. Stated maturity is final maturity not next reset date. These securities are shown at their current rates as of March 31, 2002.
** Inverse floating rate notes are derivative debt instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Investments in this type of security involve special risks as compared to investments in a fixed rate municipal security. These securities, aggregating 16.1% of net assets, are shown at their rate as of March 31, 2002.
*** Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest, or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $468,813,616. At March 31, 2002, net unrealized appreciation for all securities based on tax cost was $19,099,583. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $22,956,480 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,856,897.
(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.
(c) Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at March 31, 2002 amounted to $1,883,369, which represents 0.38% of net assets. Information concerning such restricted securities at March 31, 2002 is as follows:
Security	Acquisition Date	Cost ($)
Massachusetts, Resource Recovery Revenue, Industrial Finance Agency, Solid Waste Disposal, Peabody Monofil Association	12/30/1994	1,840,000

AMT: Subject to alternative minimum tax

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At March 31, 2002, open interest rate swaps with J.P. Morgan Chase Bank were as follows:

Expiration	Notional Amount ($)	Cash Flows paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Appreciation ($)
2/21/2012	10,000,000	Fixed-4.28%	USD-Floating TBMA Muni Swap Index	163,000
3/13/2012	10,000,000	Fixed-4.438%	USD-Floating TBMA Muni Swap Index	66,000
Total unrealized appreciation on open interest rate swaps				229,000

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2002
Assets
Investments in securities, at value (cost $468,955,149)	$ 487,913,199
Cash	456,944
Interest receivable	7,363,134
Receivable for Fund shares sold	441,659
Unrealized appreciation on interest rate swaps	229,000
Total assets	496,403,936
Liabilities
Payable for investments purchased	3,731,952
Dividends payable	471,343
Payable for Fund shares redeemed	270,041
Accrued management fee	245,106
Other accrued expenses and payables	55,953
Total liabilities	4,774,395
Net assets, at value	$ 491,629,541
Net Assets
Net assets consist of: Undistributed net investment income	115,406
Net unrealized appreciation (depreciation) on: Investments	18,958,050
Interest rate swaps	229,000
Accumulated net realized gain (loss)	(537,834)
Paid-in capital	472,864,919
Net assets, at value	$ 491,629,541

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2002 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($2,177,205 / 154,342 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.11
Class S Net Asset Value, offering and redemption price per share ($483,449,964 / 34,280,573 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.10
Class A Net Asset Value and redemption price per share ($3,302,544 / 234,145 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.10
Maximum offering price per share (100 / 95.50 of $14.10)	$ 14.76
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($2,104,386 / 149,277 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 14.10
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($595,442 / 42,209 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 14.11

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended March 31, 2002
Investment Income
Income: Interest	$ 27,985,562
Expenses: Management fee	2,896,929
Administrative fee	743,061
Distribution service fees	13,428
Trustees' fees and expenses	10,087
Other	16,407
Total expenses, before expense reductions	3,679,912
Expense reductions	(14,706)
Total expenses, after expense reductions	3,665,206
Net investment income	24,320,356
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	4,016,835
Futures	1,537,810
5,554,645
Net unrealized appreciation (depreciation) during the period on: Investments	(13,760,022)
Interest rate swaps	229,000
(13,531,022)
Net gain (loss) on investment transactions	(7,976,377)
Net increase (decrease) in net assets resulting from operations	$ 16,343,979

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended March 31,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income	$ 24,320,356	$ 21,827,373
Net realized gain (loss) on investment transactions	5,554,645	565,758
Net unrealized appreciation (depreciation) on investment transactions during the period	(13,531,022)	23,206,048
Net increase (decrease) in net assets resulting from operations	16,343,979	45,599,179
Distributions to shareholders from: Net investment income: Class AARP	(70,185)	(4,508)
Class S	(24,025,369)	(21,822,865)
Class A	(88,919)	-
Class B	(27,492)	-
Class C	(7,094)	-
Fund share transactions: Proceeds from shares sold	109,560,671	105,427,022
Net assets acquired in tax-free reorganization	-	73,134,503
Reinvestment of distributions	14,591,394	13,203,132
Cost of shares redeemed	(113,289,847)	(101,861,479)
Net increase (decrease) in net assets from Fund share transactions	10,862,218	89,903,178
Increase (decrease) in net assets	2,987,138	113,674,984
Net assets at beginning of period	488,642,403	374,967,419
Net assets at end of period (including undistributed net investment income of $115,406 at March 31, 2002)	$ 491,629,541	$ 488,642,403

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.29
Income (loss) from investment operations: Net investment income	.53
Net realized and unrealized gain (loss) on investment transactions	(.19)
Total from investment operations	.34
Less distributions from: Net investment income	(.53)
Net asset value, end of period	$ 14.10
Total Return (%)[b]	2.34**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3
Ratio of expenses (%)	1.02*
Ratio of net investment income (%)	4.69*
Portfolio turnover rate (%)	30

a For the period June 18, 2001 (commencement of sales of Class A shares) to March 31, 2002.
b Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized

Class B

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.29
Income (loss) from investment operations: Net investment income	.44
Net realized and unrealized gain (loss) on investment transactions	(.19)
Total from investment operations	.25
Less distributions from: Net investment income	(.44)
Net asset value, end of period	$ 14.10
Total Return (%)[b]	1.76**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2
Ratio of expenses (%)	1.82*
Ratio of net investment income (%)	3.89*
Portfolio turnover rate (%)	30

a For the period June 18, 2001 (commencement of sales of Class B shares) to March 31, 2002.
b Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized

Class C

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.29
Income (loss) from investment operations: Net investment income	.44
Net realized and unrealized gain (loss) on investment transactions	(.18)
Total from investment operations	.26
Less distributions from: Net investment income	(.44)
Net asset value, end of period	$ 14.11
Total Return (%)[b]	1.82**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1
Ratio of expenses (%)	1.79*
Ratio of net investment income (%)	3.92*
Portfolio turnover rate (%)	30

a For the period June 18, 2001 (commencement of sales of Class C shares) to March 31, 2002.
b Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Massachusetts Tax-Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. On June 18, 2001, the Fund commenced offering additional classes: Class A, B and C. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert to another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Swap Agreements. The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party, which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce exposure to interest rate fluctuations. For non-hedging purposes, the Fund may use swaps to take advantage of future changes in interest rates. Swap agreements are valued using dealer supplied quotations.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2002, the Fund's components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income	$ 307,869
Undistributed net long-term capital gains	$ 369,314
Capital loss carryforwards	$ -
Unrealized appreciation (depreciation) on investments	$ 19,099,583

In addition, during the year ended March 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from tax-exempt income	$ 24,219,059

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended March 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $156,941,738 and $147,039,700, respectively.

C. Related Parties

On April 5, 2002, Zurich Scudder Investments, Inc. ("ZSI" or the "Advisor") was acquired by Deutsche Bank AG. Deutsche Bank AG acquired 100% of ZSI with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund.

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% of the first $400,000,000 of the Fund's average daily net assets, 0.525% of the next $600,000,000 of such net assets and 0.50% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended March 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.59% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.15%, 0.15%, 0.175%, 0.225% and 0.200% of the average daily net assets for Class AARP, S, A, B and C, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended March 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at March 31, 2002
Class AARP	$ 2,127	$ 417
Class S	735,749	46,383
Class A	3,284	570
Class B	1,551	383
Class C	350	83
	$ 743,061	$ 47,836

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period June 18, 2001 (commencement of sales) through March 31, 2002 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2002
Class B	$ 5,199	$ 1,328
Class C	1,328	303
	$ 6,527	$ 1,631

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the period June 18, 2001 (commencement of sales) through March 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2002
Class A	$ 4,726	$ 891
Class B	1,733	460
Class C	442	107
	$ 6,901	$ 1,458

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of the Class A shares for the period June 18, 2001 (commencement of sales) through March 31, 2002 aggregated $4,363.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. There was no CDSC for the period June 18, 2001 (commencement of sales) through March 31, 2002 for Class B and C shares.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investments Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $14,706 for custodian credits earned.

E. Line of Credit

The Fund and several affiliated funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Acquisition of Assets

On July 28, 2000, the Fund acquired all the net assets of Scudder Massachusetts Limited Term Tax Free Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 5,330,504 shares of the Fund for 6,136,017 shares of Scudder Massachusetts Limited Term Tax Free Fund outstanding on July 28, 2000. Scudder Massachusetts Limited Term Tax Free Fund's net assets at that date ($73,134,503), including $381,072 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $389,897,734. The combined net assets of the Fund immediately following the acquisition were $463,032,237.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended March 31, 2002		Year Ended March 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	113,829	$ 1,643,376	68,431**	$ 977,034**
Class S	6,939,041	99,316,208	7,558,940	104,449,988
Class A*	405,487	5,864,612	-	-
Class B*	148,409	2,136,029	-	-
Class C*	41,788	600,446	-	-
		$ 109,560,671		$ 105,427,022
Shares issued in tax-free reorganization
Class S	-	$ -	5,330,504	$ 73,134,503
Shares issued to shareholders in reinvestment of distributions
Class AARP	2,709	$ 38,834	159**	$ 2,256**
Class S	1,008,818	14,458,605	950,668	13,200,876
Class A*	5,197	74,639	-	-
Class B*	923	13,215	-	-
Class C*	426	6,101	-	-
		$ 14,591,394		$ 13,203,132
Shares redeemed
Class AARP	(23,836)	$ (339,667)	(6,950)**	$ (99,569)**
Class S	(7,702,545)	(110,414,979)	(7,364,492)	(101,761,910)
Class A*	(176,539)	(2,534,243)	-	-
Class B*	(55)	(859)	-	-
Class C*	(5)	(99)	-	-
		$ (113,289,847)		$ (101,861,479)
Net increase (decrease)
Class AARP	92,702	$ 1,342,543	61,640**	$ 879,721**
Class S	245,314	3,359,834	6,475,620	89,023,457
Class A*	234,145	3,405,008	-	-
Class B*	149,277	2,148,385	-	-
Class C*	42,209	606,448	-	-
		$ 10,862,218		$ 89,903,178

* For the period from June 18, 2001 (commencement of sales of Class A, Class B and Class C shares) to March 31, 2002.
** For the period from October 2, 2000 (commencement of sales of Class AARP shares) to March 31, 2001.

H. Change In Accounting Principle

As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Prior to April 1, 2001, the Fund did not accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $119,624 increase in cost of securities and a corresponding $119,624 decrease in net unrealized appreciation, based on securities held by the Fund on April 1, 2001.

The effect of this change for the year ended March 31, 2002, was to increase net investment income by $66,827, decrease unrealized appreciation by $21,909, and decrease net realized gains by $44,918. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

Report of Independent Accountants

To the Trustees of Scudder State Tax Free Trust and the Shareholders of Scudder Massachusetts Tax-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Massachusetts Tax-Free Fund (the "Fund") at March 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts May 21, 2002	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended March 31, 2002, 100% are designated as exempt interest dividends for federal income tax purposes.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $390,000 as capital gain dividends for its year ended March 31, 2002, of which 100% represents 20% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Massachusetts Tax Free Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
23,572,865	796,771	929,558

Trustees and Officers

The following table presents information about each Trustee of Scudder Massachusetts Tax Free Fund, the sole series of Scudder State Tax Free Trust, as of April 8, 2002. Each Trustee's age is in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period.

Non-Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Henry P. Becton, Jr. (58)
Trustee	1990 to present	President, WGBH Educational Foundation	49	American Public Television;
New England Aquarium;
Becton Dickinson and Company;
Mass Corporation for Educational Telecommunications;
The A.H. Belo Company;
Committee for Economic Development;
Concord Academy;
Public Broadcasting Service;
Boston Museum of Science

Dawn-Marie Driscoll (55)
Trustee	1987 to present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College	49	Computer Rescue Squad; Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee
Edgar R. Fiedler (72)
Trustee	2000 to present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization)	49	None
Keith R. Fox (47)
Trustee	2000 to present	Managing Partner, Exeter Capital Partners (private equity funds)	49	Facts on File (school and library publisher); Progressive (kitchen importer and distributor)
Louis E. Levy (69)
Trustee	April 2002 to present	Retired	49	Household International (banking and finance) (1992 to present); ISI Family of Funds (four registered investment companies) (2000 to present)
Jean Gleason Stromberg (58)
Trustee	2000 to present	Consultant (1997 to present); prior thereto, Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski (law firm) (1978-1996)	49	The William and Flora Hewlett Foundation
Jean C. Tempel (59)
Trustee	1994 to present	Managing Partner, First Light Capital (venture capital group)	49	United Way of Mass Bay;
Sonesta International Hotels, Inc.;
Northeastern University Funds and Endowment Committee;
Connecticut College Finance Committee;
Commonwealth Institute (not-for-profit start-up for women's enterprises);
The Reference, Inc. (IT consulting for financial services)

Carl W. Vogt (65)
Trustee	April 2002 to present	Member, Fulbright & Jaworski L.L.P. (law firm)	49	Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (four registered investment companies)

Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Richard T. Hale[1] (56)
Trustee, Chairman and Vice President	April 2002 to present	Managing Director, Deutsche Asset Management	51	None
Steven Zaleznick[2] (47)
Trustee		President and CEO, AARP Services, Inc. (1999 to present); prior thereto, General Counsel and Acting Director/Membership, AARP	49	None

1 Mr. Hale is considered an "interested person" because of his affiliation with the fund's investment manager.
2 Mr. Zaleznick may be considered an "interested person" because of his affiliation with AARP.

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

The following table presents information about each Officer of the fund as of April 8, 2002. Each Officer's age is in parentheses after his or her name. Unless otherwise noted, the address of each Officer is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each hold office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the fund. Each Officer of the fund is an employee of the fund's Advisor, Deutsche Investment Management Americas Inc., or an affiliate of the Advisor.

Officers
Name, Age and Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years
Mark S. Casady (41)
President	April 2002 to present	Managing Director, Deutsche Investment Management Americas Inc.
Eleanor R. Brennan (38)
Vice President	1999 to present	Senior Vice President, Deutsche Investment Management Americas Inc.
Philip G. Condon (51)
Vice President	1997 to present	Managing Director, Deutsche Investment Management Americas Inc.
William F. Glavin, Jr. (43)
Vice President	2000 to present	Managing Director, Deutsche Investment Management Americas Inc.
Ashton P. Goodfield (38)
Vice President	1999 to present	Senior Vice President, Deutsche Investment Management Americas Inc.
Richard T. Hale (56)
Vice President	April 2002 to present	Managing Director, Deutsche Asset Management
Rebecca Wilson (40)
Vice President	1995 to present	Vice President, Deutsche Investment Management Americas Inc.
John Millette (39)
Vice President and Secretary	1999 to present	Vice President, Deutsche Investment Management Americas Inc.
Daniel O. Hirsch (48)
Vice President and Assistant Secretary	April 2002 to present	Director, Deutsche Asset Management (1998-present); prior thereto, Assistant General Counsel, Securities and Exchange Commission (1993-1998)
Gary L. French (50)
Treasurer	January 2002 to present	Managing Director, Deutsche Investment Management Americas Inc. (2001 to present); prior thereto, President, UAM Fund Services, Inc.
John R. Hebble (43)
Assistant Treasurer	1998 to present	Senior Vice President, Deutsche Investment Management Americas Inc.
Thomas Lally (34)
Assistant Treasurer	2001 to present	Senior Vice President, Deutsche Investment Management Americas Inc.
Brenda Lyons (39)
Assistant Treasurer	2000 to present	Senior Vice President, Deutsche Investment Management Americas Inc.
Caroline Pearson (40)
Assistant Secretary	1997 to present	Managing Director, Deutsche Investment Management Americas Inc. (1997 to present); prior thereto, Associate, Dechert (law firm)

Investment Products and Services

Scudder Funds
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Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
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Scudder Large Company Growth Fund
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Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
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Sector
Scudder-Dreman Financial Services Fund
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Asset Allocation
Scudder Pathway Conservative Portfolio
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The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
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Tax-Free Income
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Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Wilkie Farr & Gallagher

787 Seventh Avenue New York, NY 10019-6099
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes

Notes

Notes

Notes

Notes